                                                                   EXHIBIT 10.20

                CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT


          This Convertible Note and Warrant Purchase Agreement (the "Agreement")
                                                                     ---------
is made as of March 21, 2000 between Lexar Media Inc., a California corporation (the "Company"), and Sony Electronics Inc. (the "Investor").
      -------                                    --------

     1.   Issuance of Note and Warrant.
          ----------------------------

          1.1  Convertible Note.  Subject to the terms and conditions of this
               ----------------
Agreement, the Investor agrees to loan the Company an aggregate of Two Million Dollars ($2,000,000), which loan shall be evidenced by a Convertible Promissory
Note in substantially the form of Exhibit A attached hereto (the "Note").  The
                                  ---------                       ----
parties agree that the Note shall be convertible into shares of the Company's Common Stock (the "Conversion Stock") at any time prior to the closing of an
                   ----------------
Initial Public Offering (as defined in the Note) at the conversion rate set forth in the Note. If on September 1, 2000 the Company has not closed an Initial Public Offering, then the Note shall no longer be convertible, in whole or in part, into Conversion Stock or any other security of the Company or any other successor corporation to the Company.

          1.2.  Warrant.  Subject to the terms and conditions of this Agreement,
                -------
the Company further agrees to issue to the Investor a warrant (the "Warrant") in
                                                                    -------
the form attached hereto as Exhibit B to purchase from the Company shares of
                            ---------
Common Stock (the "Warrant Stock") at the exercise price set forth in the
                   -------------
Warrant. The parties agree that the Warrant shall not be exercisable until September 1, 2000. The parties further agree that in the event that the closing of an Initial Public Offering occurs prior to September 1, 2000, the Warrant shall expire and shall be of no further force or effect.

     2.   Closing.  The purchase and sale of the Note and the Warrant will take
          -------
place at the offices of Fenwick & West LLP, Two Palo Alto Square, Palo Alto, California, on March 21, 2000, or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to as the "Closing"). At the Closing, the Investor will deliver to the Company
     -------
payment in full for the Note in the amount of Two Million Dollars ($2,000,000), which the Investor agrees to purchase at the Closing by (i) a check payable to the Company's order, (ii) wire transfer of funds to the Company or (iii) any combination of the foregoing. At the Closing, the Company will deliver to the Investor a duly executed Note and a duly executed Warrant.

     3.   Representations and Warranties of Company.  The Company hereby
          -----------------------------------------
represents and warrants to the Investor that the statements in the following paragraphs of this Section 3 are all true and complete:

          3.1  Organization, Good Standing and Qualification. The Company has
               ---------------------------------------------
been duly incorporated and organized, and is validly existing in good standing, under the laws of the State of California. The Company has the corporate power and authority to own and operate its properties and assets and to carry on its business as currently conducted and as presently proposed to be conducted.

          3.2  Due Authorization.  All corporate action on the part of the
               -----------------
Company's directors and shareholders necessary for the authorization, execution, delivery of and the performance of all obligations of the Company under this Agreement, the Note and the Warrant has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Note and the Warrant, when executed and delivered, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditor's rights generally and (ii) the effect of rules of law governing the availability of equitable remedies.

          3.3  Corporate Power.  The Company has the corporate power and
               ---------------
authority to execute and deliver this Agreement, the Note and the Warrant to be purchased by the Investor hereunder, to issue the Note and the Warrant and to carry out and perform all its obligations under this Agreement, the Note and the Warrant.

          3.4  Valid Issuance.
               --------------

          (a) The Note and the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration provided for herein, will be duly and validly issued, fully paid, nonassessable and free and clear of all liens and encumbrances. The Conversion Stock and the Warrant Stock, when issued in accordance with the terms of the Note and the Warrant, respectively, will be duly and validly issued, fully paid, nonassessable and free and clear of all liens and encumbrances.

          (b)  Based in part on the representations made by the Investors in
Section 4 hereof, the offer and sale of the Note and the Warrant solely to the Investor in accordance with this Agreement are exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act"), and the securities registration and qualification requirements
      --------
of the currently effective provisions of the securities laws of California and the state in which the Investor is resident.

          3.5 Preemptive Rights; Rights of First Refusal. The issuance of the Securities will not trigger any preemptive rights, rights of first refusal or other rights to purchase stock of the Company (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company, other than pursuant to that certain Investors Rights Agreement, dated September 28, 1999, by and among the Company and certain investors named therein (the "Rights Agreement"). As set forth in Section 7, the Company is in the process
 ----------------
of amending the Rights Agreement such that the issuance of the Securities will not trigger the preemptive rights and rights of first refusal contained therein.

     4.   Representations of Investor.  The Investor hereby represents and
          ---------------------------
warrants to, and agrees with, the Company, that:

          4.1  Authorization. This Agreement constitutes the Investor's valid
               -------------
and legally binding obligation, enforceable in accordance with its terms except as may be limited by (i) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) the effect of rules of law governing the availability of equitable remedies. The Investor represents that it has full power and authority to enter into this Agreement.

          4.2  Purchase for Own Account. The Note, the Warrant, the Conversion
               ------------------------
Stock and the Warrant Stock (collectively, the "Securities") will be acquired
                                                ----------
for investment for the Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and the Investor has no present intention of selling, granting any participation in or otherwise distributing the same.

          4.3  Disclosure of Information.  The Investor believes that it has
               -------------------------
received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Securities. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Investor or to which the Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in
Section 3.

          4.4  Investment Experience.  The Investor understands that the
               ---------------------
purchase of the Securities involves substantial risk. The Investor (i) has experience as an investor in securities of companies in the development stage and acknowledges that the Investor is able to fend for itself, can bear the economic risk of the Investor's investment in the Securities and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Securities and protecting its own interests in connection with this investment and/or (ii) has a preexisting personal or business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

          4.5  Accredited Investor Status.  The Investor is an "accredited
               --------------------------
investor" within the meaning of Regulation D promulgated under the 1933 Act.

          4.6  Restricted Securities.  The Investor understands that the
               ---------------------
Securities are characterized as "restricted securities" under the 1933 Act and Rule 144 promulgated thereunder inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, the Investor represents that the Investor is familiar with Rule 144 of the 1933 Act, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

The Investor understands that the Company is under no obligation to register any of the securities sold hereunder, except pursuant to the Rights Agreement described in Section 7.

          4.7  No Solicitation.  At no time was the Investor presented with or
               ---------------
solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the offer, sale and purchase of the Securities.

     5.   Further Limitations on Disposition.  Without in any way limiting the
          ----------------------------------
representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

          (a) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) the Investor shall have notified the Company of the proposed disposition, and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and, at the expense of the Investor or its transferee, with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be required: (i) for any transfer of the Securities in compliance with Rule 144 or Rule 144A; or (ii) for any transfer of the Securities by the Investor to an affiliate (as such term is defined in the 1933 Act) of the Investor; provided that in each of the foregoing
                                          --------
cases the transferee agrees in writing to be subject to the terms of this
Section 5 to the same extent as if the transferee were the Investor.

     6.   Legends.  The Investor understands and agrees that the certificates
          -------
evidencing the Securities will bear legends substantially similar to those set forth below in addition to any other legend that may be required by applicable law, by the Company's Articles of Incorporation or Bylaws, or by any agreement between the Company and the Investor:

          (a) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS

IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

          (b) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code or any other state securities laws.


     The legend set forth in (a) above shall be removed by the Company from any certificate evidencing the Securities upon delivery to the Company of an opinion of counsel, reasonably satisfactory to the Company, that a registration statement under the 1933 Act is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale (other than pursuant to Rule 144 or Rule 145 under the 1933 Act) without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Securities.

     7.   Registration Rights.  The Company agrees to use its best efforts to
          -------------------
promptly cause the Rights Agreement to be amended to permit the Investor to become a party thereto. It is understood and agreed that the Investor will not have incidental registration rights as described in Section 5.2 of the Rights Agreement with respect to the Initial Public Offering. Except as provided in the previous sentence, the incidental registration rights to be granted to the Investor under Section 5.2 of the Rights Agreement shall be granted on a pro rata, pari passu basis with the registration rights of other holders of registration rights under the Rights Agreement. As a condition to being granted the registration rights described above, the Investor must execute and deliver such signature pages to the Rights Agreement, as amended, as the Company may reasonably request. In the event that the Company is unable to cause the Rights Agreement to be amended to permit the Investor to become a party thereto within fifteen (15) business days of the date of this Agreement, then the Company will enter into a separate registration rights agreement with the Investor in order to grant the Investor substantially the same rights it would have had if it had become a party to the Rights Agreement.

     8.   Market Standoff Agreement.  The Investor hereby agrees that, following
          -------------------------
the effective date of a registration statement of the Company's initial sale of securities under the 1933 Act, for the period of time and to the extent reasonably requested by the underwriter(s) and the Company, the Investor shall not sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of any securities of the Company held by the Investor, directly or indirectly, except securities covered by the registration statement and transfers to affiliates who agree to be similarly bound) for the period; provided however, that (i) the executive officers and directors of the Company, as well as any holder of at least five percent (5%) of the Company's preferred Stock or common Stock, shall have agreed to be bound by substantially the same terms and conditions, (ii) the time period requested for such market standoff shall not exceed one hundred eighty (180) days and (iii) the restriction shall not apply to a registration relating solely to employee, consultant or advisor benefit plans on Form S-1 or Form S-8 (or similar forms promulgated after the date hereof) or a registration relating solely to a transaction pursuant to Rule 145 promulgated under the 1933 Act on Form S-4 (or similar forms promulgated after the date hereof). The Company may impose stop-transfer instructions during such standoff period with respect to the securities of the Investor subject to this restriction if necessary to enforce such restrictions.

     9.   GENERAL PROVISIONS.
          ------------------

          9.1  Survival of Warranties.  The representations, warranties and
               ----------------------
covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investor or the Company, as the case may be.

          9.2  Successors and Assigns. The terms and conditions of this
               ----------------------
Agreement, the Note and the Warrant shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

          9.3  Governing Law. This Agreement, the Note and the Warrant shall be
               -------------
governed by and construed under the internal laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California, without reference to principles of conflict of laws or choice of laws.

          9.4  Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.5  Headings. The headings and captions used in this Agreement, the
               --------
Note and the Warrant are used for convenience only and are not to be considered in construing or interpreting this Agreement, the Note and the Warrant. All references in this Agreement to sections and exhibits shall, unless otherwise provided, refer to sections hereof and exhibits attached hereto, all of which exhibits are incorporated herein by this reference.

          9.6  Notices.  Unless otherwise provided, any notice required or
               -------
permitted under this Agreement, the Note and the Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the Investor at the address set forth below or the last address furnished to the Company by the Investor in writing or, in the case of the Company, at the principal offices of the Company set forth below, or at such other address as any party or the Company may designate by giving ten (10) days' advance written notice to all other parties.

          To the Company:                    To the Investor:
          --------------                     ---------------
          Lexar Media, Inc.                  Sony Electronics Inc.
          47421 Bayside Parkway              3300 Zanker Road
          Fremont, California 94538          San Jose, California 95134-1940
          Attention: Carlton Osborne         Attention: Law Department
          Phone: (510) 413-1200              Phone: (408) 955-5850
          Fax: (510) 440-3499                Fax: (408) 955-5880

          9.8   Amendments and Waivers. Any term of this Agreement, the Note and
                ----------------------
the Warrant may be amended, and the observance of any term of this Agreement, the Note and the Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section shall be binding upon the Investor, each future holder of the Note and/or Warrant and the Company. The waiver of any default shall not be deemed to constitute a waiver of any other default or a succeeding breach or default. Time is of the essence in respect to all provisions of this Agreement, the Note and the Warrant that specify a time for performance.

          9.9   Severability.  If one or more provisions of this Agreement, the
                ------------
Note or the Warrant are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement, the Note or the Warrant, as applicable, and the balance of the Agreement, the Note or the Warrant shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

          9.10  Entire Agreement.  This Agreement, the Note and the Warrant
                ----------------
constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

          9.11  Further Assurances.  From and after the date of this Agreement,
                ------------------
upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

          9.12  Attorneys' Fees.  In the event any party is required to engage
                ---------------
the services of any attorneys for the purpose of enforcing this Agreement, the Note and/or the Warrant, or any provision hereof or thereof, the prevailing party shall be entitled to recover its reasonable expenses and costs in enforcing this Agreement, the Note and/or the Warrant, including attorneys' fees.

          9.13  No Impairment.  The Company will not, by amendment of its
                -------------
Articles of Incorporation or Bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, willfully avoid or seek to avoid the observance or performance of any of the terms of this Agreement, the Note or the Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Investor under this Agreement, the Note and the Warrant against wrongful impairment. Without limiting the generality of the foregoing, the Company will take all such action as may be necessary or appropriate in order that the Company may duly and validly issue fully paid and nonassessable shares of Conversion Stock upon the conversion of the Note or Warrant Stock upon the exercise of the Warrant.

          9.14  Transfer.  Except as set forth in Section 5, this Agreement, the
                --------
Note and the Warrant, and any of the rights hereunder or thereunder, may not be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its reasonable discretion. The rights and obligations of the Company and the Investor under this Agreement, the Note and the Warrant shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The Investor and any successors thereto shall have all of the rights of a holder in due course as provided in the Uniform Commercial Code.

     In Witness Whereof, the parties hereto have executed this Agreement as of the date first above written.


LEXAR MEDIA, INC.:                           SONY ELECTRONICS INC.:
-----------------                            ---------------------


By:________________________                  By:__________________________

Name:______________________                  Name:________________________

Title:_____________________                  Title:_______________________





            [SIGNATURE PAGE TO NOTE AND WARRANT PURCHASE AGREEMENT]


Attachments:

Exhibit A        Form of Note
Exhibit B        Form of Warrant

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS NOTE HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS NOTE ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                          CONVERTIBLE PROMISSORY NOTE
                                      OF
                               LEXAR MEDIA, INC.


$ 2,000,000                                              March 21, 2000
                                                         Fremont, California

     For value received, Lexar Media, Inc., a California corporation (the "Company"), with principal offices at 47421 Bayside Parkway, Fremont, California 94538, hereby promises to pay to Sony Electronics Inc. the sum of Two Million Dollars ($2,000,000) plus interest accrued on unpaid principal, compounded annually based on actual days elapsed, at a rate equal to the lower of (a) the highest permissible rate under applicable law and (b) 8% per annum from the date of this Note until the principal amount hereof and all interest accrued thereon is paid (or converted, as provided in Section 2 hereof). The principal amount of this Note, and the interest accrued thereon, shall be due and payable in full on September 1, 2000 at the principal offices of the Company or by mail to the address of the registered holder of this Note in lawful money of the United States, unless this Note shall have been previously converted pursuant to
Section 2 hereof. If this Note is not paid in full when due, then the entire unpaid principal and interest shall bear interest thereafter at a rate of 3% per annum higher than the rate then applicable, or the maximum legal interest rate, if lower, due on or before the fifth (5th) day of each applicable month in arrears.

     1.   Definitions.  The following definitions shall apply for all purposes
          -----------
of this Note:

          1.1 "Change of Control" means the consummation of any transaction or series of related transactions that results in the holders of record of the Company's capital stock immediately prior to the transaction or transactions holding less than fifty percent (50%) of the voting power of the Company (or in the case of a triangular merger, the parent of the Company) immediately after the transaction or transactions, including the acquisition of the Company by another entity and any reorganization, merger, consolidation or share exchange, or which results in the sale of all or substantially all of the assets of the Company.

          1.2 "Company" means the "Company" as defined above and includes any corporation that shall succeed to or assume the obligations of the Company under this Note.

          1.3 "Conversion Price" means the lower of (i) ninety-three percent (93%) of the per share public offering price of the common stock sold in the Initial Public Offering and (ii) Fifteen Dollars ($15.00) per share. The Conversion Price is subject to adjustment as provided herein.

          1.4 "Conversion Stock" means the Company's common stock, par value $0.0001 per share. The number and character of shares of Conversion Stock are subject to adjustment as provided herein and the term "Conversion Stock" shall include stock and other securities and property at any time receivable or issuable upon conversion of this Note in accordance with its terms.

          1.5 "Holder" means any person who shall at the time be the registered holder of this Note.

          1.6 "Initial Public Offering" means a firm commitment underwritten public offering, the public offering price of which is not less than $6.18 per share (as adjusted for any stock dividends, recapitalizations, combinations or splits with respect to such shares) with gross proceeds to the Company of $20,000,000 in the aggregate before deduction of underwriters commissions and expenses pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), covering the offer and sale of the Company's common stock for the account of the Company.

          1.7  "Note" means this Convertible Promissory Note.

     2.   Conversion.
          ----------

          2.1 At the closing of the Initial Public Offering, all principal and interest accrued on this Note shall automatically convert into a number of shares of Conversion Stock determined by dividing the aggregate dollar amount of the outstanding principal and interest on the Note by the applicable Conversion Price, without the need for any further action on the part of the Holder; provided, however, that the Holder shall not be entitled to receive the stock certificate representing the shares of Conversion Stock to be issued upon conversion of this Note until the original of this Note is surrendered to the Company.

          2.2 In the event a Change of Control occurs before the closing of the Initial Public Offering, then the Holder shall have five (5) business days after it receives a written description of the consideration it would receive in return for Conversion Stock (a "Change in Control Notice") to provide the Company with a written election to receive repayment of the principal balance of this Note and accrued interest thereon in cash. If the Company has not received such written notice by the Holder electing cash repayment by the close of the fifth (5th) business day after the Holder's receipt of a Change of Control Notice, all principal and interest accrued on this Note shall automatically convert into shares of Conversion Stock at the Conversion Price, without the need for any further action on the part of the Holder, effective upon the later of the close of business on the fifth (5th) business day after delivery of a Change of Control Notice or immediately prior to the consummation of such Change of Control. Notwithstanding the foregoing, that the Holder shall not be entitled to receive the stock certificate representing the shares of Conversion Stock to be issued upon conversion of this Note until the original of this Note is surrendered to the Company.

          2.3 If on September 1, 2000 the Company has not closed an Initial Public Offering, then the Note shall no longer be convertible, in whole or in part, into Conversion Stock or any other security of the Company or any other successor corporation to the Company.

     3.   Issuance of Conversion Stock.  As soon as practicable after conversion
          ----------------------------
of this Note, the Company, at its expense, will cause to be issued in the name of and delivered to the Holder, a certificate or certificates for the number of shares of Conversion Stock to which the Holder shall be entitled upon such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel of the Company), together with any other securities and property to which the Holder is entitled upon such conversion under the terms of this Note. Such conversion shall be deemed to have been made, (a) if made under Section 2.1 above, on the date of the closing of the Initial Public Offering and (b) if made under Section 2.2 above, immediately prior to the consummation of the Change of Control. No fractional shares will be issued upon conversion of this Note. If upon any conversion of this Note a fraction of a share would otherwise result, then in lieu of such fractional share, the Company will pay the cash value of that fractional share, calculated on the basis of the applicable Conversion Price.

     4.   Adjustment Provisions.  The number and character of shares of
          ---------------------
Conversion Stock issuable upon conversion of this Note (or any shares of stock or other securities or property at the time receivable or issuable upon conversion of this Note) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events between the date this Note is issued and the date it is converted:

          4.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc.  The Conversion Price of this Note and the number of shares of Conversion
---
Stock issuable upon conversion of this Note (or any shares of stock or other securities at the time issuable upon conversion of this Note) shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of Conversion Stock (or such other stock or securities).

          4.2  Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution payable with respect to the Conversion Stock that is payable in (a) securities of the Company (other than issuances with respect to which adjustment is made under Section 4.1) or (b) assets (other than cash dividends paid or payable solely out of retained earnings), then, and in each such case, the Holder, upon conversion of this Note at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Conversion Stock issuable upon such exercise prior to such date, the securities or such other assets of the Company to which the Holder would have been entitled upon such date if the Holder had converted this Note immediately prior thereto (all subject to further adjustment as provided in this Note).

          4.3  Adjustment for Reorganization, Consolidation, Merger.  In case of
               ----------------------------------------------------
any reorganization of the Company (or of any other corporation the stock or other securities of which are at the time receivable on the conversion of this
Note) after the date of this Note, or in case, after such date, the Company (or any such corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder, upon the conversion of this Note (as provided in Section 2) at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the conversion of this Note prior to such consummation, the stock or other securities or property to which the Holder would have been entitled upon the consummation of such reorganization, consolidation, merger or conveyance if the Holder had converted this Note immediately prior thereto, all subject to further adjustment as provided in this Note, and the successor or purchasing corporation in such reorganization, consolidation, merger or conveyance (if other than the Company) shall duly execute and deliver to the Holder a supplement hereto acknowledging such corporation's obligations under this Note; and in each such case, the terms of the Note shall be applicable to the shares of stock or other securities or property receivable upon the conversion of this Note after the consummation of such reorganization, consolidation, merger or conveyance.

          4.4  Conversion of Stock.  In case all of the authorized Conversion
               -------------------
Stock of the Company is converted, pursuant to the Company's Articles of Incorporation, into or exchanged for other securities or property, or the Conversion Stock otherwise ceases to exist, then, in such case, the Holder, upon conversion of this Note at any time after the date on which the Conversion Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Conversion Stock that would have been issuable upon such conversion immediately prior to the Termination Date (the "Former Number of Shares of Conversion Stock"), the stock and other securities and property to which the Holder would have been entitled to receive upon the Termination Date if the Holder had converted this Note with respect to the Former Number of Shares of Conversion Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Note).

          4.5  Notice of Adjustments.  The Company shall promptly give the
               ---------------------
Holder written notice of each adjustment or readjustment of the Conversion Price or the number of shares of Conversion Stock or other securities issuable upon conversion of this Note. The notice shall describe the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based.

          4.6  No Change Necessary.  The form of this Note need not be changed
               -------------------
because of any adjustment in the Conversion Price or in the number of shares of Conversion Stock issuable upon its conversion.

          4.7  Reservation of Stock.  If at any time the number of shares of
               --------------------
Conversion Stock or other securities issuable upon conversion of this Note shall not be sufficient to effect the conversion of this Note, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Conversion Stock or other securities issuable upon conversion of this Note as shall be sufficient for such purpose.

     5.   No Rights or Liabilities as Shareholder.  This Note does not by itself
          ---------------------------------------
entitle the Holder to any voting rights or other rights as a shareholder of the Company. In the absence of conversion of this Note, no provisions of this Note, and no enumeration herein of the rights or privileges of the Holder, shall cause the Holder to be a shareholder of the Company for any purpose.

     6.   Subordination.  The indebtedness represented by this Note is hereby
          -------------
expressly subordinated in right of payment to the prior payment in full of all of the Company's indebtedness to banks, insurance companies, lease financing institutions or other lending institutions (other than small business investment companies or venture capital firms) regularly engaged in the business of lending money.

     7.   Prepayment.  The Company may not prepay, in whole or in part, the
          ----------
unpaid principal sum of this Note, plus any unpaid accrued interest under this Note, prior to September 1, 2000.

     8.   Default.  If the Company defaults in the payment of unpaid principal
          -------
or interest hereunder, the holder hereof may declare this Note immediately due, without notice, presentment, protest, demand and notice of dishonor, all of which are hereby expressly waived.

     9.   Transfer.  Except as set forth in Section 5 of that certain
          --------
Convertible Note and Warrant Agreement, dated as of even date herewith, by and between the Company and the Holder, this Note, neither this Note nor any of the rights hereunder, may be assigned, conveyed or transferred, in whole or in part, without the Company's prior written consent, which the Company may withhold in its sole discretion. The rights and obligations of the Company and the Holder under this Note shall be binding upon and benefit their respective permitted successors, assigns, heirs, administrators and transferees. The Holder and any successors thereto shall have all of the rights of a holder in due course as provided in the Uniform Commercial Code.

     IN WITNESS WHEREOF, the Company has caused this Note to be signed in its name as of the date first above written.

                                             LEXAR MEDIA, INC.:
                                             ------------------


                                             By:______________________

                                             Name:____________________

                                             Title:___________________


AGREED AND ACKNOWLEDGED:

SONY ELECTRONICS INC.:
----------------------

By:______________________

Name:____________________

Title:___________________



                [SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

                                   EXHIBIT B

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.


                       WARRANT TO PURCHASE COMMON STOCK

                                      OF

                               LEXAR MEDIA, INC.

     This certifies that, for value received, Sony Electronics Inc. or its permitted registered assigns ("Registered Holder"), is entitled, subject to the
                               -----------------
terms and conditions of this Warrant, at any time after 10:00 a.m. Pacific Time on September 1, 2000 (the "Exercise Date"), unless terminated earlier under
                           -------------
Section 10 hereof, to purchase from Lexar Media, Inc., a California corporation (the "Company"), Four Hundred Thousand (400,000) shares of the Company's Common
      -------
Stock, par value $0.0001 per share (the "Warrant Stock"), at a purchase price
                                         -------------
equal to the lesser of (i) Five Dollars ($5.00) per share or (ii) ninety-three percent (93%) of the per share public offering price of the common stock sold in the Company's initial public offering (the "Conversion Price") upon surrender of
                                            ----------------
this Warrant at the principal office of the Company, together with a duly executed subscription in the form attached hereto as Exhibit 1 and simultaneous
                                                     ---------
payment of the full purchase price therefor in lawful money of the United States as provided herein. The Conversion Price and the number and character of shares of Warrant Stock purchasable hereunder are subject to adjustment as provided herein. Unless the context otherwise requires, the term "Warrant Stock" shall mean and include the stock and other securities and property at any time receivable or issuable upon exercise of this Warrant. The term "Warrant" as used herein, shall include this Warrant and any warrants delivered in substitution or exchange therefor as provided herein.

     1.   Exercise.
          --------

          1.1  Method of Exercise.  Subject to the terms and conditions of this
               ------------------
Warrant, the Registered Holder may exercise this Warrant in whole or in part, at any time or from time to time, on any business day after the Exercise Date, unless terminated earlier under Section 10 hereof, by surrendering this Warrant at the principal executive office of the Company, together with the subscription form attached hereto duly executed by the Registered Holder and payment in full of the purchase price therefor, if applicable (as determined in accordance with the terms hereof) for the number of shares of Warrant Stock to be purchased upon such exercise of this Warrant. Upon such exercise, the Company shall promptly issue or cause to be issued and cause to be delivered to or upon the written order of the Registered Holder and in such name or names as the Registered Holder may designate, a certificate for the Warrant Shares issuable upon such exercise. Any person so designated by the Registered Holder to receive Warrant Shares shall be deemed to have become holder of record of such Warrant Shares as of the date of exercise of this Warrant.

          1.2  Form of Payment.  Payment may be made by (i) a check payable to
               ---------------
the Company's order, (ii) wire transfer of funds to the Company, (iii) cancellation of indebtedness of the Company to the Holder or (iv) any combination of the foregoing.

          1.3  Partial Exercise.  Upon a partial exercise of this Warrant: (i)
               ----------------
the Purchase Amount immediately prior to such exercise shall be reduced by the aggregate amount paid to the Company upon such exercise of this Warrant and (ii) this Warrant shall be surrendered by the Registered Holder and replaced with a new Warrant of like tenor for purchase of the number of remaining shares of Warrant Stock not previously purchased shall be issued by the Company to the Registered Holder.

          1.4  No Fractional Shares.  No fractional shares may be issued upon
               --------------------
any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares. If upon any exercise of this Warrant a fraction of a share results, the Company will pay the cash value of any such fractional share, calculated on the basis of the Warrant Price.

          1.5  Restrictions on Exercise.  This Warrant may not be exercised if
               ------------------------
the issuance of the Warrant Stock upon such exercise would constitute a violation of any applicable federal or state securities laws or other laws or regulations. As a condition to the exercise of this Warrant, the Registered Holder shall execute the subscription form attached hereto.

          1.6  Net Exercise Election. The Registered Holder may elect to convert
               ---------------------
all or a portion of this Warrant, without the payment by the Registered Holder of any additional consideration, by the surrender of this Warrant or such portion to the Company, with the net exercise election selected in the subscription form attached hereto duly executed by the Holder, into up to the number of shares of Warrant Stock that is obtained under the following formula:

                                  X = Y (A-B)
                                      -------
                                         A

where X = the number of shares of Warrant Stock to be issued to the Registered Holder pursuant to this Section 1.6.

          Y = the number of shares of Common Stock purchasable under the Warrant

          A  =  the fair market value of one share of Warrant Stock.

          B  =  the Conversion Price.

          The fair market value of one share of Warrant Stock shall be determined in good faith by the Company's Board of Directors at the time the net exercise election is made pursuant to this Section 1.6; provided, however, that if the Registered Holder elects to convert all or a portion of this Warrant pursuant to this Section 1.6 in response to an Expiration Notice (as defined in Section 10) issued as a result of an impending Qualified IPO (as defined in
Section 10), then the fair market value per share shall be the per share public offering price of the common stock sold in the Qualified IPO. The Company will promptly respond in writing to an inquiry by the Registered Holder as to the then current fair market value of one share of Warrant Stock.

     2.   Taxes.  The Company shall not be required to pay any tax or other
          -----
charge imposed in connection with any transfer involved in the issue of any certificate for shares of Warrant Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established to the Company's satisfaction that no tax or other charge is due.

     3.   Transfer and Exchange.  Except as set forth in Section 5 of that
          ---------------------
certain Convertible Note and Warrant Agreement, dated as of even date herewith, by and between the Company and the Holder, this Note (the "Purchase Agreement"),
                                                           ------------------
this Warrant and the rights hereunder may not be transferred in whole or in part without the Company's prior written consent, which the Company may withhold in its sole discretion. If a transfer of all or part of this Warrant is permitted by the preceding sentence, then this Warrant and all rights hereunder may be transferred, in whole or in part, on the books of the Company maintained for such purpose at the principal office of the Company referred to above, by the Registered Holder hereof in person, or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any permitted partial transfer, the Company will issue and deliver to the Registered Holder a new

Warrant or Warrants with respect to the shares of Warrant Stock not so transferred. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that when this Warrant shall have been so endorsed, the person in possession of this Warrant may be treated by the Company, and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding; provided, however that until a
                                            --------  -------
transfer of this Warrant is duly registered on the books of the Company, the Company may treat the Registered Holder hereof as the owner of this Warrant for all purposes.

     4.   Adjustment of Conversion Price and Number of Shares.  The number and
          ---------------------------------------------------
character of shares of Warrant Stock issuable upon exercise of this Warrant (or any shares of stock or other securities or property at the time receivable or issuable upon exercise of this Warrant) and the Conversion Price therefor, are subject to adjustment upon occurrence of the following events:

          4.1  Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
               ----------------------------------------------------------------
etc.  The Conversion Price of this Warrant and the number of shares of Warrant
----
Stock issuable upon exercise of this Warrant shall each be proportionally adjusted to reflect any stock dividend, stock split, reverse stock split, combination of shares, reclassification, recapitalization or other similar event altering the number of outstanding shares of Warrant Stock.

          4.2  Adjustment for Other Dividends and Distributions.  In case the
               ------------------------------------------------
Company shall make or issue, or shall fix a record date for the determination of eligible holders entitled to receive, a dividend or other distribution with respect to the Warrant Stock payable in securities of the Company then, and in each such case, the Registered Holder of this Warrant, on exercise of this Warrant at any time after the consummation, effective date or record date of such event, shall receive, in addition to the shares of Warrant Stock (or such other stock or securities) issuable on such exercise prior to such date, the securities of the Company to which such Registered Holder would have been entitled upon such date if such Registered Holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

          4.3  Adjustment for Capital Reorganization, Consolidation, Merger.  If
               ------------------------------------------------------------
any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with or into another corporation, or the sale of all or substantially all of the Company's assets to another corporation shall be effected in such a way that holders of Warrant Stock will be entitled to receive stock, securities or assets with respect to or in exchange for their Warrant Stock, and in each such case, the Registered Holder of this Warrant, upon the exercise this Warrant (as provided in Section 1), at any time after the consummation of such capital reorganization, consolidation, merger, or sale, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise of this Warrant prior to such consummation, the stock or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Section 4; and in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.

          4.4  Conversion of Warrant Stock.  In case all of the authorized
               ---------------------------
Warrant Stock of the Company is converted, pursuant to the Company's Articles of Incorporation, into or exchanged for other securities or property, or the Warrant Stock otherwise ceases to exist, then, in such case, the Registered Holder, upon exercise of this Warrant at any time after the date on which the Warrant Stock is so converted or ceases to exist (the "Termination Date"), shall receive, in lieu of the number of shares of Warrant Stock that would have been issuable upon such exercise immediately prior to the Termination Date (the "Former Number of Shares of Warrant Stock"), the stock and other securities and property to which the Registered Holder would have been entitled to receive upon the Termination Date if the Registered Holder had exercised this Warrant with respect to the Former Number of Shares of Warrant Stock immediately prior to the Termination Date (all subject to further adjustment as provided in this Warrant).

     5.   Certificate as to Adjustments.  In each case of any adjustment in
          -----------------------------
either the Conversion Price or in the number of shares of Warrant Stock, or other stock, securities or property receivable on the exercise of this Warrant, the Chief Financial Officer of the Company shall compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of the adjusted Conversion Price. The Company will forthwith mail a copy of each such certificate to the Registered Holder of this Warrant.

     6.   Notices of Record Date.  In case:
          ----------------------

          (a) the Company shall take a record of the holders of its Warrant Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any stock dividend; or

          (b) of any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation in which holders of the Company's stock are to receive stock, securities or property of another corporation; or

          (c) of any voluntary dissolution, liquidation or winding-up of the Company; or

          (d) of any redemption or conversion into Common Stock of all outstanding Warrant Stock;

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, and stating the amount and character of such dividend, or (ii) the date on which such consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any is to be fixed, as of which the holders of record of Warrant Stock or Common Stock (or such stock or securities as at the time are receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Warrant Stock or Common Stock (or such other stock or securities) for securities or other property deliverable upon such consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

     7.   Loss or Mutilation. Upon receipt by the Company of evidence reasonably
          ------------------
satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Warrant, and of a written indemnity agreement reasonably satisfactory to the Company, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

     8.   Reservation of Warrant Stock.  The Company shall at all times reserve
          ----------------------------
and keep available for issue upon the exercise of this Warrant such number of its authorized but unissued shares of Warrant Stock as will be sufficient to permit the exercise in full of this Warrant.

     9.   No Rights or Liabilities as Shareholder.  This Warrant does not by
          ---------------------------------------
itself entitle the Registered Holder to any voting rights or other rights as a shareholder of the Company. In the absence of affirmative action by Registered Holder to purchase Warrant Stock by exercise of this Warrant, no provisions of this Warrant, and no enumeration herein of the rights or privileges of the Registered Holder shall cause such Registered Holder to be a shareholder of the Company for any purpose.

     10.  Termination.  The right to exercise this Warrant shall terminate (i)
          -----------
immediately prior to the closing of a firm commitment public offering underwritten by a nationally recognized investment bank pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, covering the offer and sale of Common Stock for the account of the corporation in which the aggregate public offering price (before deduction of underwriters' discounts and commissions) equals or exceeds $20,000,000 and the public offering price per share of which equals or exceeds $6.18 per share before deduction of underwriters' discounts and commissions (a "Qualified IPO") or (ii) upon the
                                            -------------
effective date of a merger or consolidation of the Company into or with another corporation, or the sale of all or substantially all of the Company's assets to another corporation or person, if, immediately after any such merger, consolidation or sale of assets, at least fifty percent (50%) of the voting power of the surviving corporation or such other person, as the case may be, is owned by persons who are not shareholders of the Company immediately prior to such merger, consolidation or sale (the "Terminating Transaction"). In case of
                                         -----------------------
either such event, the Company shall, at least fifteen (15) days prior to the effective date of the Qualified IPO or Terminating Transaction, give written notice of the imminence of such Qualified IPO or Terminating Transaction (the "Expiration Notice"). The right to exercise this Warrant shall terminate upon
 -----------------
the closing or effective date, as applicable, of a Qualified IPO or Terminating Transaction, even if such event occurs prior to September 1, 2000.

Dated: March 21, 2000

LEXAR MEDIA, INC.                       ACKNOWLEDGED AND ACCEPTED
                                        BY SONY ELECTRONICS INC.:


By:_____________________________        By:______________________________

Name:___________________________        Name:____________________________

Title:__________________________        Title:___________________________

                                                                       Exhibit 1
                                                                       ---------

                             FORM OF SUBSCRIPTION
                             --------------------

                 (To be signed only upon exercise of Warrant)



To:  Lexar Media, Inc.
     47421 Bayside Parkway
     Fremont, CA 94538

     (1) The undersigned Holder hereby elects to purchase ________________ shares of Common Stock of _______________ (the "Warrant Stock"), pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

     (1)  Net Exercise Election.  The undersigned Holder elects to convert the
          ---------------------
Warrant into shares of Warrant Stock by net exercise election pursuant to
Section 1.6 of the Warrant. This conversion is exercised with respect to __________ shares of Common Stock of _______________ (the "Warrant Stock") covered by the Warrant.

                 [STRIKE PARAGRAPH ABOVE THAT DOES NOT APPLY]

     (2) In exercising the Warrant, the undersigned Holder hereby confirms and acknowledges that the representations and warranties set forth in Section 4 of the Purchase Agreement (as defined in the Warrant) continue to be true and correct as of this date.

     (3) Please issue a certificate or certificates representing such shares of Warrant Stock in the name or names specified below:

______________________________________    ______________________________________
(Name)                                    (Name)

______________________________________    ______________________________________
(Address)                                 (Address)

______________________________________    ______________________________________
(City, State, Zip Code)                   (City, State, Zip Code)

______________________________________    ______________________________________
(Federal Tax Identification Number)       (Federal Tax Identification Number)

______________________________________    ______________________________________
(Date)                                    (Signature of Holder)

                              FORM OF ASSIGNMENT
                              ------------------

     FOR VALUE RECEIVED the undersigned Registered Holder of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

     Name of Assignee              Address                  No. of Shares
     ----------------              -------                  -------------




and does hereby irrevocably constitute and appoint ________________ Attorney to make such transfer on the books of ___________________, maintained for the purpose, with full power of substitution in the premises.

Dated: _____________________                 [Registered Holder]

                                             By:________________________________

                                             Name:______________________________

                                             Title:_____________________________

                                       2